FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported): January 6, 1998

                             NONA MORELLI'S II INC.
             (Exact name of registrant as specified in its charter.)

                                     Nevada
                    (State of incorporation or organization)

                                     0-18377
                            (Commission File Number)

                                   84-1126818
                      (I.R.S. Employee Identification No.)

           4695 MacArthur Court, Suite 530, Newport Beach, California
                    (Address of principal executive offices)

                                      92660
                                   (Zip Code)

       Registrant's telephone number, including area code: (714) 833-5381


                2 Park Plaza, Suite 470, Irvine, California 92614
          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

                  N/A

Item 2.  Acquisition or Disposition of Assets

                  N/A

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

                  N/A

Item 5.  Other Events

                  On January 6, 1998, the Registrant's shareholders approved the re-incorporation of the Registrant in Nevada and a change in the Registrant's name to "NuOasis Resorts Inc."

                  Effective January 19, 1998, along with the change of the corporate name, the Registrant's CUSIP numbers for its common and preferred stock will change to 67057N 10-0 and 67057N 209, respectively, and the symbol under which the Registrant's common stock trades will change to "NUOA".

Item 6.  Resignation of Registrant's Directors

                  N/A

Item 7.  Financial Statements and Exhibits

                  (a)      Financial Statements - None
                  (b)      Proforma Financial Statements - None
                  (c)      Exhibits - None

Item 8.  Change in Registrant's Fiscal Year

                  N/A

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                                        SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NONA MORELLI'S INC.
                                        (Registrant)



Dated:  January 15, 1998                By:  /s/  Fred G. Luke
                                             -----------------------------------
                                                  Fred G. Luke, CEO

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